Exhibit 99.4

Su Yong

Chen Yan

and

Hans Karundeng

Investment Agreement

Feb2006

Investment Agreement

THIS INVESTMENT AGREEMENT is made by and among the following parties on the day of [    ] February 2006 in Singapore.

Party A: Mr. Su Yong, a Chinese citizen and a shareholder of Shanghai Heyang Bio-technology Development Co., Ltd, his passport No. is G12482628.

Party B: Ms Chen Yan, a Chinese citizen and a shareholder of Shanghai Heyang Bio-technology Development Co., Ltd, her passport No. is G12482627.

Party C: Mr. Hans Karundeng, an Indonesian citizen and a shareholder of Arrow Pacific Resources Ltd which is a shareholder of an American company, Arrow Resource Development Ltd (ARD). His passport No. is M729084.

WHEREAS

1.	Shanghai Heyang Bio-technology Development Co., Ltd (hereinafter referred to as “HeYang”) is a Chinese domestic company in which Party A holds 60% of the total equity and Party B holds 40% of the total equity.

2.	Arrow Resource Development Ltd (ARD) ( hereinafter referred to as “Arrow Resource”) is a company listed on NASDAQ OTCBB of United States. Party C holds more than 20,000,000 shares of Arrow Resource.

3.	Party A and Party B agree to transfer 51% of the equity of Heyang to Party C and the BVI company/other foreign company designated by Party C subject to the terms and conditions provided herein.

4.	The Parties agree to cooperatively make investments and jointly enjoy the benefit of the investments subject to the terms and conditions provided herein.

NOW IT IS HEREBY AGREED as follows:

1.	INTERPRETATION AND DEFINITION

1.1	In this Agreement, unless in the subject or context otherwise requires, the following words or expressions shall have the following meanings:

“BVI company” refers to the company incorporated under British Virgin Inlands Laws.

“the BVI company/other foreign company designated by the Party C” shall have the meaning defined in the Clause 2.2.

“HeYang” refers to Shanghai Heyang Bio-technology Development Co., Ltd, a Chinese domestic company.

“JV HeYang” refers to Shanghai Heyang Bio-technology Development Co., Ltd which is a joint venture between the China shareholders and foreign investors.

“JV Company” shall refer to JV Company HeYang.

“Articles of Association” shall refer to the articles of association of JV HeYang, as amended from time to time;

“Board” shall mean the board of directors of JV Company.

“directors” shall refer to the members for the time being of the Board.

“each Party /the Parties” shall mean the relevant parties who execute this Agreement.

“Recognised Stock Exchange” shall means the NASDAQ Stock exchange or any other securities market approved by the Shareholders

“Closing Day” shall have the meaning defined in the Clause 2.4 below.

1.2	Any reference to a statutory provision shall include such provision as from time to time modified or re-enacted so far as such modification or re-enactment applies or is capable of applying to any transactions entered into hereunder.

1.3	Reference to Recitals, Clauses and Schedules are to recitals and clauses of and schedules to this Agreement.

1.4	The headings are for convenience only and shall not affect the interpretation hereof.

1.5	Unless the context otherwise requires or permits, references to the singular number shall include references to the plural number and vice versa and references to natural persons shall include bodies corporate.

2.	EQUITY TRANSFER

2.1	Party A and Party B agree to transfer 49% of the equity of HeYang to Party C subject to the terms and conditions set out in this Agreement.

2.2	Party A and Party B agree to transfer 2% of the equity of HeYang to the BVI company/other foreign company designated by Party C subject to the terms and conditions set out in this Agreement.

2.3	After the aforementioned equity transfer, Party A and Party B still jointly hold 49% of the total equity of HeYang.

2.4	The Parties agree that the Closing Day of the aforesaid equity transfer shall be the date which the relevant examination and approval authority approves such equity transfer.

3.	CONSIDERATION OF EQUITY TRANSFER AND THE PAYMENT MEANS

3.1	Consideration of the equity transfer

The Parties agree the consideration of the such equity transfer shall be the total of USD3,740,000 and Party C would like to pay an extra amount of USD4,000,000 for such equity transfer.

3.2	Payment terms

3.2.1	The Parties agree that the part of the consideration of USD1,870,000 or the equivalent foreign exchange which can be convertible in China shall be paid by Party C to Party A and Party B in cash. The exchange rate shall be subject to the purchasing price of the transfer of such foreign exchange announced by the Bank of China Shanghai branch on the payment day.

3.2.2	The Parties agree, the rest consideration of USD1,870,000 shall be paid by the Party C to Party A and Party B with equivalent value of Arrow Resource’s free-trade shares. The amount of USD4,000,000 provided in the above 3.1 shall be paid by Party C to Party A and Party B with equivalent value of Arrow Resource’s free-trade shares. The valuation of the shares shall be calculated based on the average price of five days before and 5 days after the execution of this Agreement. The “equivalent value” shall refer to the foreign exchange which is equivalent to USD1,870,000 and/or USD4,000,000 and is calculated based on the purchasing price of the transfer of such foreign exchange announced by the Bank of China Shanghai branch on the payment day.

3.3.3	The Parties agree that the payment of the consideration mentioned in the above two clauses shall be made according to the following provisions:

(1)	Party C shall commence with the process to transfer the transferred shares stated in the Clause 3.2.2 to Party A and Party B immediately after the execution of this agreement and complete the formality of such transfer by the second week of March 2006.

(2)	Party C shall pay USD500,000 in cash in the first week of March 2006.

(3)	Party C shall pay the rest of the cash consideration by the end of May 2006.

4.	ESTABLISHMENT OF JV ENTERPRISE

The Parties agree to convert HeYang into JV HeYang in accordance with the following provisions after the completion of the aforesaid equity transfer.

4.1	After the completion of the equity transfer under Article 2, Party C, the BVI company/other foreign company designated by Party C, Party A and Party B will jointly hold 100% of the equity of HeYang. Thereby, HeYang shall be converted into a JV Company (hereinafter referred to as “JV HeYang” or “JV”). JV HeYang shall take over all the rights and obligations of HeYang. JV Company shall be operated according to the relevant China laws and regulations and enjoy the preferential treatments under the China laws and regulations.

4.2	During the course of restructuring, Party A and Party B shall be responsible for submitting the relevant materials to Chinese examination and approval authority for obtaining the approval certificate and business license of JV Company. Party C and the BVI company/other foreign company designated by Party C shall timely provide the necessary materials required by the authority to facilitate the aforesaid registration formalities.

4.4	The organization manner of JV HeYang is a limited liability company. The registered capital and the total investment are RMB10,000,000 and RMB14,000,000 respectively. The proportion of the contribution to the registered capital among the Party A &B, Party C and the BVI company /other foreign company is 49:49:2. The investors to JV Company shall jointly share the profit and bear the risk and loss according to the proportion of their contribution to the registered capital.

4.5	The business scope of JV Company HeYang

Subject to the China laws and regulations as well as the industry investment guidance issued by the Chinese government, JV Company’s business scope shall be the same as that of HeYang.

4.6	The operation term of JV HeYang

Each Party agrees that the operation term shall be 50 years for the time being.

4.7	The Board of JV HeYang

4.7.1	The Board is the high power organ of JV Company and shall determine all the main matters of JV Company.

4.7.2	The Parties agree that the Board of JV Company shall consist of four members of whom 2 directors shall be nominated by Party A and Party B; another 2 directors shall be nominated by Party C. The chairman of the Board shall be nominated by Party A and the vice chairman shall be nominated by Party C. The term of directors shall be four (4) years and a director may continue to serve his post if he is re-nominated by the nominator.

4.7.3	The Board meeting shall be convened at lease once per year and shall be presided by the Chairman. In the event that the Chairman can not convene the Board meeting, the Chairman shall entrust the vice Chairman or other directors to convene and preside the Board meeting. In case of promoted by 1/3 directors, an interim Board meeting shall be convened by the Chairman. The Board meeting shall not be held unless it is attended by at lease 2/3 of directors. In case a director is unable to attend the meeting for some reason, he may issue a written proxy to entrust another director on his behalf to attend the meeting and vote. The address of the Board meeting usually shall be the registered address of JV Company.

4.7.4	The following matters shall be approved by the Board meeting by unanimous approval by the directors attending the Board meeting.

(1)	Amendments to the Articles of Association of JV Company;

(2)	Termination or dissolution of JV Company;

(3)	Increase or reduce to the registered capital of JV Company;

(4)	Merger or division of JV Company.

4.7.5	The Chairman of the Board is the legal representative of JV Company. In the case that the Chairman can not perform his responsibility, he shall authorize the vice Chairman or other director to represent JV Company.

The Parties agree that this Agreement only set out some principle of some main points for the establishment of JV Company HeYang. The final specific details shall be subject to JV Company contract and JV Articles of Association to be executed by the Parties.

5	THE OTHER COOPERATIONS AMONY THE PARTIES

5.1	The Party C hereby undertakes to provide Party A and Party B the following funds

a.	The Party C undertakes to assist Party A to acquire the relevant factories in China to increase the market shares. Party C undertakes to provide demanded fund to Party A for the purpose of the acquisition of the aforesaid factories. The specific operation steps, the rights and obligations of the two parties shall be set out in the investment agreement reached by the two parties by then.

b.	The Party C shall nominate his company to supply raw materials to the factories engaged in the timber related business under the Clause 5.1a at the price of 20% less than the international market price. The specification and the quantity of the raw materials shall be subject to the purchase agreement to be executed by the two parties by then. The Party C assures the price by then shall be 20% less than the international market price.

c.	The Party C shall nominate his company to purchase saplings from JV HeYang.

d.	Party C shall provide JV HeYang with fund to restructure and develop eight millions mu of forest belonging to JV Company HeYang in China. The specific operation steps and the rights and obligations of the two parties shall be set out in the investment agreement reached by the two parties by then.

e.	Party C shall provide Party A with fund to help set up Sapling Research Center and the relevant enterprises engaged in the wood manufacture in Papua New Guinea. The specific operation steps and the rights and obligations of the two parties shall be set out in the investment agreement reached by the two parties by then.

5.2	In exchange, Party A and Party B agree to conduct the following cooperation with Party C:

a.	Party A and Party B agree to grant Party C 10% marketing right of the eight million mu forest enjoyed by JV Heyang and the acquired factories under Clause 5.1a. The specific details shall refer to the attached Licensed Distribution Agreement.

b.	Party A undertakes that the Sapling Research Center and the enterprises engaged in woods manufacture under 5.1e shall supply saplings to Party C. The category, quality and quantity of the saplings shall be subject to the purchase agreement reached between the two parties by then.

c.	Party A and Party B shall use their best efforts to apply for the import and export license of HeYang or JV HeYang subject to the China laws.

6	REPRESENTATIONS AND WARRANTS

6.1	The representations and warrants of the Parties

6.1.1	The Party A and Party B hereby warrant that up to the execution day of this Agreement they are the legal shareholders of HeYang and are entitled to transfer the shares held by them. The Party C hereby warrant that up to the execution day of this Agreement he is the legal shareholder of Arrow Resource and is entitled to transfer the shares held by him.

6.1.2	Each Party warrants to the other party that he has the full right and authorization to execute and perform, this Agreement and agrees to be bound by the terms of this Agreement.

6.2	The representation and warrants of Party A and Party B

6.2.1	Party A and Party B undertake that they legally hold the equity of HeYang and there is no security interest over such equity up to the execution day of this Agreement.

6.2.2	Party A and Party B undertake to use their best efforts to assure the sound operation of HeYang and the assets in their normal status from the execution day to the Closing Day.

6.2.3	Party A and Party B undertake that they will use their best effort to obtain the approval documents for the equity transfer under this Agreement and the necessary materials for the establishment of JV HeYang from HeYan power organ.

6.2.4	Party A and Party B undertake that they will use their best effort to communicate with the relevant examination and approval authority and try to acquire the approval from the authority to restructure HeYang into JV HeYang as soon as possible.

6.2.5	Party A and Party B undertake to provide Party C or his designated agents with legal, authentic and complete documents and materials for the purpose of due diligence.

6.2.6	Party A undertake to Party B that he shall use the fund on a reasonably basis according to the agreements reached by both parties by then and shall not use for the other purpose.

6.3	The representations and warrants of Party C

6.3.1	Party C warrant that he has sufficient fund or is capable to acquire enough fund to fulfill the transactions under this Agreement.

6.3.2	Party C warrants that he will use his best efforts to obtain the approval document for the transactions under this Agreement and the necessary materials for the establishment of JV HeYang from the power organ of Arrow Resource.

6.3.3	Party C shall perform his investment obligations under the Article 5 and shall not withdraw the investment under the Article 5 without prior written agreement from Party A.

7	CONFIDENTIALITY

7.1	All communications between the parties hereto and all information and other material supplied to or received by any of them from the others which is marked “confidential” and any information concerning the business transactions or the financial arrangements of any of the parties hereto or of any person with whom any of them is in a confidential relationship with regard to the matter in question coming to the knowledge of the recipient shall be kept confidential by the recipient unless it is or part of it is, in the public domain (other than by reason of a breach of this Agreement), whereupon, to the extent that it is public, this obligation shall cease.

7.2	The parties hereto shall take all reasonable steps to minimise the risk of disclosure of confidential information, by ensuring that only their employees and directors and those of the Company whose duties will require them to possess any of such information shall have access thereto, and that they shall be instructed to treat the same as confidential.

7.3	The obligations contained in this Clause shall endure, even after the termination of this Agreement, for a period of five (5) years after such termination, without limit in point of time but shall not apply (a) to any information which enters the public domain as referred to in Clause 7.1, (b) to any information whatsoever requested or required to be delivered by applicable law or by a court of competent jurisdiction or by any governmental or regulatory authority and (c) to any disclosure of any information whatsoever to the legal or other professional advisers of the relevant party.

8	REMEDIES

No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any of the parties hereto shall not constitute a waiver by such party of the right to pursue any other available remedies.

9.	TIME OF ESSENCE

Any time, date or period mentioned in any provision of this Agreement may be extended by mutual agreement between the parties hereto but as regards any time, date or period originally fixed and not extended or any time, date or period so extended as aforesaid time shall be of the essence.

10.	FURTHER ASSURANCE

The parties hereto shall execute and do and take such steps as may be in their power to procure all other persons, firms or companies if necessary, to execute such further documents, agreements, deeds, and do such further acts and things, as may be required so that full effect may be given to the provisions of this Agreement.

11.	SEVERANCE

If any provision of this Agreement or any part thereof is rendered void, illegal or unenforceable by any legislation to which it is subject, it shall be rendered void, illegal, or unenforceable to that extent and no further.

12.	IPO

The Parties announce they intend restructure HeYang into JV HeYang after the performance of the equity transfer under this Agreement and facilitate JV HeYang to list in recognized stock exchange [one year] after the restructuring. For this purpose, each Party agrees to take all the reasonable measures in his power to reach the aforesaid aim.

13.	NOTICES

All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid registered post addressed to the intended recipient thereof at its address set out herein (or to such other address as any party may from time to time notify the others). Any such notice, demand or communication shall be deemed to have been duly served immediately (if given personally) or

(if given or made by letter) two days after posting and in proving the same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted.

14.	ENTIRE AGREEMENT

The terms and provisions contained in this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes and terminates all previous undertakings, representations and agreements, both oral and written with respect to the subject matter hereof.

15.	EXECUTION IN COUNTERPARTS

This Agreement may be signed in counterparts, each of which shall be deemed to an original and all of which shall constitute one and the same instrument.

16.	EXCLUSION OF THIRD PARTY RIGHTS

Nothing in this Agreement is intended to grant to any third party any right to enforce any term of this Agreement or to confer on any third party any benefits under this Agreement for the purposes of the Contract (Rights of Third Parties) Act 2001 and any re-enactment thereof, the application of which legislation is hereby expressly excluded.

17.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Singapore.

IN WITNESS WHEREOF this Agreement has been entered into on the date stated at the beginning.

SIGNED BY	)

in the presence of:-)

SIGNED BY	)

in the presence of:-)

SIGNED BY	)

in the presence of:-)